Exclusive license Agreement

This agreement entered into this date is to replace the exclusive agreement entered into between WERE International Inc and Mas Acquisition II corp., which later became Thermotek Enviromental inc. that, was dated July 6th 1997

Whereas the agreement dated July 6th required that a plant be constructed by July 6th 2000, for the license agreement to continue to be exclusive.

Whereas the following undersigned desire to continue the exclusivity of the license agreement,

Whereas Thermotek International Inc acquired all the assets and liabilities of Thermotek Environmental Inc.,

This agreement entered into this day between WERE International Inc of Burlington Iowa, an Iowa Corp, having a principal place of business in the city of Burlington, Iowa hereafter referred to as WERE, and Thermotek International Inc., a Delaware Corp, having a principal place of business at 3002A Winegard Dr., Burlington, Iowa, hereafter referred to as Thermotek.

Now therefore it is agreed as follows:

WERE grants Thermotek the exclusive right to use, develop, and commercialize and sub-license Apparatus for converting waste material to Gaseous and Char. Material, US patent number 5,104,490 and any pyrolytic process, apparatuses, and inventions conceived by WERE including the right to utilize any patent currently held by or any future patents issued to WERE for a period of thirty years from the date of this Exclusive Licensing Agreement.

Thermotek agrees to issue to WERE 4,300,000 shares of Thermotek stock Thermotek agrees to issue to WERE a non interest-bearing note for twenty five thousand dollars.

Dated this 14 day of June 1999

ThermoTek International, Inc.           Were International Inc of Iowa

By:    /ss/Harold Massner              By:   /ss/David L. Huber
   ----------------------                    --------------
           Harold Massner                    David L. Huber

                                   Assignment

Names of Inventor          (1) Harold D. Massner
                           (2) Richard J. Taeger

         In consideration of the sum of one dollar ($1.00) and other good and valuable considerations paid to each of the undersigned, the undersigned agrees to assign, transfer, and set over to

Name of Assignee  (5) W.E.R.E. International, Inc.

Address of Assignee     (6) of 2528 Mt. Pleasant Street, Burlington, Iowa 52601

Identification of       (7) PROCESS FOR CONVERTING WASTE MATERIAL TO
Invention                        GASEOUS AND CHAR MATERIALS

for which the undersigned has (have) executed and application for patent in the Untied States of America.

Date of Signing   (8) on  ________________________________

     1) The undersigned agree(s) to execute all papers necessary in connection with this application and any continuing or divisional applications thereof and also to execute separate assignments in connection with such application as the Assignee may deem necessary or expedient.

     2) The undersigned agree(s) to execute all papers necessary in connection with any interference which may be declared concerning this application or continuation of division thereof and to cooperate with the Assignee in every way possible in obtaining evidence and going forward with such interference.

     3) The undersigned agree(s) to execute all papers and documents and perform any act which may be necessary in connection with claims or provisions of the International Convention for Protection of Industrial Property or similar agreements.

     4) The undersigned agree(s) to perform all affirmative acts which may be necessary to obtain a grant of a valid United States patent to the Assignee.

     5) The undersigned authorize(s) and request(s) the Commissioner of Patents to issue any and all Letters, Patents of the United States resulting from said application or any division or divisions or continuing applications thereof to the said Assignee, as Assignee of the entire interest, herein assigned, and that he has (they have) not executed, and will not execute, any agreement in conflict herewith.

     6) The undersigned hereby grant(s) the firm of JAMES A. WONG the power to insert on this assignment any further identification which may be necessary of desirable, in order to comply with the rules of the United States Patent Office for recordation of this document.

     In witness whereof, executed by the undersigned on the date(s) opposite the undersigned name(s).

Date  4/30/84                                    /ss/Harold D. Massner

Date  4-30-84                                    /ss/Richard J. Taeger